UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2013

Atlas Energy, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-32953	43-2094238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, PA	15275
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-489-0006

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 8, 2013 Atlas Energy, L.P. (“ATLS”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion by Atlas Pipeline Mid-Continent Holdings, LLC, Atlas Pipeline Partners, L.P.’s (“APL”) wholly-owned subsidiary, of the previously announced acquisition (the “TEAK Acquisition”) of 100% of the outstanding member and other ownership interests of TEAK Midstream, LLC (“TEAK”) for $1.0 billion in cash, subject to working capital and other adjustments contemplated by the Purchase and Sale Agreement. This Current Report on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial statements for TEAK and to present certain unaudited pro forma financial information in connection with the TEAK Acquisition.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

•

TEAK Midstream, LLC unaudited consolidated balance sheets as of March 31, 2013 and December 31, 2012, and consolidated statements of operations, members’ interest and cash flows for the three months ended March 31, 2013 and 2012 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

•

TEAK Midstream, LLC audited consolidated balance sheet as of December 31, 2012, and consolidated statements of operations, members’ interest and cash flows for the year ended December 31, 2012, together with independent auditors’ report thereon, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of ATLS as of March 31, 2013, and the related pro forma consolidated statements of operations for the three months ended March 31, 2013 and the year ended December 31, 2012 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Hein & Associates LLP

99.1	TEAK Midstream, LLC unaudited consolidated balance sheets as of March 31, 2013 and December 31, 2012, and consolidated statements of operations, members’ interest and cash flows for the three months ended March 31, 2013 and 2012

99.2	TEAK Midstream, LLC audited consolidated balance sheet as of December 31, 2012, and consolidated statements of operations, members’ interest and cash flows for the year ended December 31, 2012, together with independent auditors’ report thereon

99.3	Unaudited pro forma consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 23, 2013	ATLAS ENERGY, L.P.

	By:	Atlas Energy GP, LLC, its general partner

	By:	/s/ Sean P. McGrath
	Name:	Sean P. McGrath
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Hein & Associates LLP

99.1	TEAK Midstream, LLC unaudited consolidated balance sheets as of March 31, 2013 and December 31, 2012, and consolidated statements of operations, members’ interest and cash flows for the three months ended March 31, 2013 and 2012

99.2	TEAK Midstream, LLC audited consolidated balance sheet as of December 31, 2012, and consolidated statements of operations, members’ interest and cash flows for the year ended December 31, 2012, together with independent auditors’ report thereon

99.3	Unaudited pro forma consolidated financial statements

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